Exhibit 10.2
EQUIPMENTSHARE.COM INC
FIRST AMENDMENT TO
AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT
THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is entered into as of September 10, 2025 by and among EquipmentShare.com Inc, a Texas corporation (the “Company”) and each of the Investors listed on the signature pages hereto (the “Investors”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Investors’ Rights Agreement, dated as of June 1, 2023, by and among the Company, the Investors (as defined therein) and the Key Holders (the “Investors’ Rights Agreement”).
RECITALS
WHEREAS, Section 6.6 of the Investors’ Rights Agreement provides that certain provisions of the Investors’ Rights Agreement may be amended by a written consent of the Company and holders of at least sixty five percent (65%) of the Voting Common Stock issuable or issued upon the conversion of the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Perpetual Preferred then outstanding (voting together as a single class on an as-converted basis, except that the Perpetual Preferred will vote together with such shares on a preferred stock basis only based on the Perpetual Preferred Collective Voting Power (as defined in the Restated Certificate)) (the “Required Preferred Stockholders”);
WHEREAS, the Company was originally incorporated on November 25, 2014 under the laws of the State of Delaware and was converted into a corporation incorporated under the laws of the State of Texas on June 30, 2025 (the “Conversion”);
WHEREAS, in connection with the Conversion, the parties hereto desire to align the governing law and jurisdiction of the Investors’ Rights Agreement to the Company’s jurisdiction of incorporation; and
WHEREAS, the Investors represent the Required Preferred Stockholders as of the date hereof.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.AMENDMENT OF INVESTORS’ RIGHTS AGREEMENT.
1.1Section 1.29 of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“1.29    “Restated Certificate” means the Company’s Certificate of Formation (as may be amended or restated from time to time).”

1.2Section 2.13(a) of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“(a) the closing of a Deemed Liquidation Event, as such term is defined in the Restated Certificate;”
1.3Section 5.5 of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“5.5 Matter Requiring Preferred Director Approval. So long as the holders of Preferred Stock are entitled to elect at least one Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of at least one of the Preferred Directors, enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event, as such term is defined in the Restated Certificate, except for transactions contemplated by this Agreement or the Purchase Agreement, including the Disclosure Schedule (as defined in the Purchase Agreement).”
1.4Section 6.2 of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“6.2 Governing Law. This Agreement shall be governed by the internal law of the State of Texas, without regard to conflict of law rules.”
1.5Section 6.11 of the Investors’ Rights Agreement is hereby amended and restated to read, in its entirety, as follows:
“6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the First Business Court Division of the State of Texas and to the jurisdiction of the United States District Court for the Northern District of Texas for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the First Business Court Division of the State of Texas or the United States District Court for the Northern District of Texas, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND
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THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the United States District Court for the Northern District of Texas or the First Business Court Division of the State of Texas having subject matter jurisdiction.”
2.MISCELLANEOUS PROVISIONS.
2.1Effect of Amendment. All references to the Investors’ Rights Agreement (whether in the Investors’ Rights Agreement or in any other agreements, documents or instruments) shall be deemed to be references to the Investors’ Rights Agreement as amended by this Amendment.
2.2Governing Law. This Amendment is governed by the internal laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of choice of law.
2.3Severability. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
2.4Counterparts; Facsimile or Electronic Signature. This Amendment may be executed and delivered by facsimile or electronic signature and in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
2.5Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY

EQUIPMENTSHARE.COM INC

By:	/s/ Jabbok Schlacks
Name: Jabbok Schlacks
Title: CEO

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ANCHORAGE CREDIT OPPORTUNITIES MASTER FUND IX (A), L.P.
By: Anchorage Opportunities Advisor, its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ANCHORAGE ILLIQUID OPPORTUNITIES OFFSHORE MASTER V, L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer

ANCHORAGE ILLIQUID OPPORTUNITIES MASTER VI (A), L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By:	/s/ Robert Dunleavy
Name: Robert Dunleavy
Title: Chief Operating Officer
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INVESTORS:

8090 ES LLC

By:	/s/ Kerem Ozmen
Name: Kerem Ozmen
Title: Manager

8090 INDUSTRIES LLC

By:	/s/ Kerem Ozmen
Name: Kerem Ozmen
Title: Manager

[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BDT EVEREST HOLDINGS, LLC
By: BDTCP GP 3-A, L.P., its Managing Member
By: BDTCP GP 3-A, Co., its General Partner

By:	/s/ Mary Ann Todd
Name: Mary Ann Todd
Title: General Counsel & Secretary
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EQS HERITAGE HOLDINGS LLC

By:	/s/ William J. Schlacks IV
Name: William J. Schlacks IV
Title: Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

EQS LEGACY HOLDINGS LLC

By:	/s/ William J. Schlacks IV
Name: William J. Schlacks IV
Title: Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

INSIGHT VENTURE PARTNERS IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

INSIGHT VENTURE PARTNERS (CAYMAN) IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

INSIGHT VENTURE PARTNERS (DELAWARE) IX, L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer

[Signature Page to First Amendment to Investors’ Rights Agreement]

INSIGHT VENTURE PARTNERS IX (CO-INVESTORS), L.P.
By: Insight Venture Associates IX, L.P., its general partner
By: Insight Venture Associates IX, Ltd., its general partner

By:	/s/ John Weinstein
Name: John Weinstein
Title: Authorized Officer
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

JABBOK SCHLACKS

By:	/s/ Jabbok Schlacks

WILLIAM JOHN SCHLACKS IV

By:	/s/ William J. Schlacks IV
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

RB ES LP
By: RedBird Series 2019 GenPar LLC, its general partner

By:	/s/ Taylor Elliott
Name: Taylor Elliott
Title: Authorized Person
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

SOUND VENTURES, LLC

By:	/s/ Effie Epstein
Name: Effie Epstein
Title: Managing Director

SOUND VENTURES CO-INVESTMENT ES LLC
By: Sound Ventures Co-Investment ES Manager LLC

By:	/s/ Effie Epstein
Name: Effie Epstein
Title: Managing Director
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TIGER GLOBAL PIP 14 LLC

By:	/s/ Rick Fortunato
Name: Rick Fortunato
Title: Manager
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

TRU ARROW TECHNOLOGY PARTNERS I, LP

By:	/s/ Glenn Fuhrman
Name: Glenn Fuhrman
Title: Managing Member
[Signature Page to First Amendment to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Y COMBINATOR CONTINUITY HOLDINGS I, LLC

By:	/s/ Jonathan Levy
Name: Jonathan Levy
Title: Authorized Signatory

YCVC FUND I, LP
By: YCVC Fund GP, LLC, its General Partner

By:	/s/ Jonathan Levy
Name: Jonathan Levy
Title: Authorized Signatory

Y COMBINATOR INVESTMENTS, LLC SERIES W15
By: Y Combinator Management, LLC, its Managing Member

By:	/s/ Jonathan Levy
Name: Jonathan Levy

[Signature Page to First Amendment to Investors’ Rights Agreement]